UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K/A
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 7, 2008 (October 24, 2008)

CHINA AGRITECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-49608	75-2955368
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

Room 3F No. 11 Building, Zhonghong International Business Garden
Future Business Center,
Chaoyang North Road, Chaoyang District, Beijing, China 100024
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:
(86)10-59621278

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

EXPLANATORY NOTE

This Amendment (the "Amendment") to the Current Report on Form 8-K of China Agritech, Inc., a Delaware corporation (the “Company”) originally filed on October 24, 2008 (the “Original Filing”) is being filed solely to correct an inadvertent typographical error with respect to the age of one of the newly elected directors, Gene Michael Bennett. Mr. Bennett’s correct age is 60, not 43 as incorrectly stated in Item 5.02 of the Original Filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA AGRITECH, INC.

Date: November 7, 2008	By:	/s/ Yu Chang
Yu Chang Chief Executive Officer